FUNDAMENTAL PORTFOLIO ADVISORS, INC.
                              90 Washington Street
                            New York, New York 10006

                                                          _______________ , 1998

Dear Shareholder:

     The Board of Directors of the Funds (the "Board" or "Directors") have called for a meeting of shareholders of the Funds (the "Shareholders") to be held at __________________________, New York City, New York on ________, 1998
(the "Meeting") to vote on the Tocqueville Transactions, more fully described in the enclosed proxy statement.

     Fundamental Portfolio Advisors, Inc. ("FPA") solicits the enclosed proxy to vote AGAINST the Tocqueville Transactions. FPA believes that the Tocqueville Transactions are not in the best interests of the Shareholders for the reasons set forth below:

     Interpositioning. FPA believes that the Tocqueville Trust has a policy of conducting trades with affiliates that unnecessarily inflates commissions to the detriment of Shareholders.

     Limits on the Number of Exchanges. FPA has concluded that the Tocqueville Transactions contemplate a significant change in the policies of the Funds' present prospectuses. Without notice to Shareholders, particularly in connection with so-called "market timing" strategies, the Tocqueville Transactions limit the number of exchanges, or otherwise prohibit or restrict Shareholders from using an exchange privilege at any time.

     Lack of Expertise. FPA believes that the Tocqueville Asset Management, L.P., contemplated to be the Manager of the Funds in the Tocqueville Transactions, lacks the expertise necessary to manage the kind of sophisticated assets contained in the Funds' portfolios. Since assuming the role of Interim Manager, Tocqueville Asset Management, L.P. demonstrated its lack of expertise by liquidating nearly the entire portfolio of the U.S. Fund, resulting in a reduction of that Fund's Net Asset Value by 7.2% in a single day.

     Based on subsequent occurrences described in the enclosed Proxy Statement in the section entitled "Recent Events", two former independent Board members and the interested Board member have concluded that the Tocqueville Transactions are not in the best interest of the funds and their Shareholders.

     FPA also solicits the enclosed proxy to vote FOR removal and replacement of the entire Board. Even though three Board members - two former independent Board members and the interested Board member - have concluded that the Tocqueville Transactions are not in the best interests of the Shareholders, James C. Armstrong and L. Greg Ferrone, the two current independent Board members, have declined to withdraw their votes in favor of the Tocqueville Transactions. For this reason, FPA believes it is in the best interests of the Shareholders to elect entirely new Directors. Under the FPA Proposals, Dr. Vincent Malanga, the interested Board member, would also be removed and replaced.

     We ask you to take the time to consider this important matter and vote now. In order to make sure that your vote is represented, please indicate your vote on the enclosed proxy card and date. Your prompt response will ensure that your shares are counted at the Meeting. Every vote counts. If you later find that you are able to attend the Meeting in person, you may revoke your proxy at the Meeting and vote in person.

                                            Sincerely,


                                            Lance Brofman, President
                                            Fundamental Portfolio Advisors, Inc.

                           PRELIMINARY PROXY MATERIALS
                      FOR THE INFORMATION OF THE SECURITIES
                          AND EXCHANGE COMMISSION ONLY

                          FUNDAMENTAL FIXED-INCOME FUND
               (Fundamental U.S. Government Strategic Income Fund)
                       (High-Yield Municipal Bond Series)
                         (Tax-Free Money Market Series)

                            THE CALIFORNIA MUNI FUND
                             FUNDAMENTAL FUNDS, INC.
                              (New York Muni Fund)
                                  1675 Broadway
                               New York, New York

                                 PROXY STATEMENT

     The enclosed proxy is being solicited on behalf of Fundamental Portfolio Advisors, Inc. ("FPA"), which until May 31, 1998 acted as advisor to (i) Fundamental U.S. Government Strategic Income Fund (the "U.S. Fund"), High-Yield Municipal Bond Series and Tax-Free Money Market Series of Fundamental Fixed-Income Fund, (ii) The California Muni Fund, and (iii) Fundamental Funds, Inc. on behalf of its New York Muni Fund series (each, a "Fund" and, collectively, the "Funds"). The Funds are each registered open-end investment companies having their executive office at 1675 Broadway, New York, New York.

     The Board of Directors of the Funds (the "Board" or "Directors") have called for a meeting of shareholders of the Funds (the "Shareholders") to be held at __________________________, New York City, New York on ________, 1998
(the "Meeting").

     The Meeting has been called by the Board for the purpose of voting on its proposal as follows:

     I. With respect to each Fund, approving an Agreement and Plan of Reorganization (each, a "Tocqueville Transaction", and as referring to all Funds, the "Tocqueville Transactions"), and the transactions contemplated thereby, providing for (i) the transfer of all the assets of the Fund into a separate newly-created series of the Tocqueville Trust (the "New Series") in exchange for shares in the New Series;
          (ii) the pro rata distribution of the shares of the New Series to the Shareholders of the Fund; and (iii) the dissolution of the Fund.

     The Meeting has also been called for the purpose of voting on the proposals put forth by FPA, as follows:

     II. With respect to the New York Muni Fund series, amend the Articles of Incorporation so that Board members may be removed by a majority of votes cast by Shareholders; and with respect to each Fund, (i) terminating all plans formed under Rule 12b-1 of the Investment Company Act of 1940 (the "12b-1 Plans"); (ii) removing all current Board members; and (iii) electing new Board members (collectively, the "FPA Proposals").

In addition, to transact such other business as may properly come before the meeting or any adjournment thereof.

FOR THE REASONS DESCRIBED BELOW UNDER "REPLACING BOARD MEMBERS" AND "RECENT EVENTS", FPA SOLICITS YOUR PROXY TO VOTE AGAINST THE TOCQUEVILLE TRANSACTIONS AS NOT IN THE BEST INTERESTS OF THE SHAREHOLDERS. FPA ALSO SEEKS THIS PROXY TO VOTE FOR THE FPA PROPOSALS.

     The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Funds or by appearing personally at the Meeting.

     FPA has a financial interest in the outcome of the voting. FPA's contract to manage the Funds expired on May 31, 1998, and the two independent Board members did not renew or extend the contract. Currently, the Funds are being managed on an interim basis by Tocqueville Asset Management L.P. In the event the Shareholders vote in favor of the Tocqueville Transactions, neither FPA nor its affiliates will receive any compensation. In the event the Shareholders do not vote in favor of the Tocqueville Transactions and remove and replace the present Board, FPA intends to request such new Board (a) to reappoint FPA as manager for the Funds for so long as FPA is legally able to so, or (b) in the event FPA is not legally able to act as manager for the Funds, (i) to appoint another firm having sufficient knowledge and expertise regarding the complexity of the Funds to act as manager, (ii) to call a meeting of shareholders to reinstitute the 12b-1 plans presently in effect, and (iii) to appoint an affiliate of FPA to act as the distributor for the Funds. Information about FPA is provided below in the section entitled "About FPA".

     If the 12b-1 Plan for any Fund is terminated, the new Board of such Fund (or the current Board if a new Board is not elected) could vote to reinstate the 12b-1 Plan or to adopt a similar Plan. Any such action would require the approval of the majority of Shareholders of such Fund. While the 12b-1 plans are in effect, only the current independent Board members may select and nominate any independent Board members. Therefore, termination of the 12b-1 plans is being sought solely to allow the shareholders to remove and replace the current independent Board members. It is likely that a new Board will reinstate the 12b-1 plans and submit them for Shareholder approval.

     COPIES OF EACH FUND'S FINANCIAL STATEMENTS AS OF ___________ MAY BE OBTAINED, WITHOUT CHARGE, BY CALLING THE FUND'S TRANSFER AGENT, FIRSTAR TRUST CO. AT 1-800-225-6864.

     This combined Proxy Statement and proxy card are first being mailed to Shareholders on or about ________, 1998.

                                  INTRODUCTION

     FPA solicits this proxy to vote AGAINST the Tocqueville Transactions. FPA believes that the Tocqueville Transactions is not in the best interests of the Shareholders for the reasons set forth below:

          Interpositioning. FPA believes that the Tocqueville Trust has a policy of conducting trades with affiliates which unnecessarily inflates commissions to the detriment of Shareholders.

          Limits on the Number of Exchanges. FPA has concluded that the Tocqueville Transactions contemplate a significant change in the policies of the Funds' present prospectuses. Without notice to shareholders, particularly in connection with so-called "market timing" strategies, the Tocqueville Transactions limit the number of exchanges or otherwise prohibit or restrict Shareholders from using an exchange privilege at any time.

          Lack of Expertise. FPA believes that the Tocqueville Asset Management, L.P., contemplated to be the Manager of the Funds in the Tocqueville Transactions, lacks the expertise necessary to manage the kind of sophisticated assets contained in the Funds' portfolios. Since assuming the role of Interim Manager, Tocqueville Asset Management, L.P. demonstrated its lack of expertise by liquidating nearly the entire portfolio of the U.S. Fund, resulting in a reduction of that Fund's Net Asset Value ("NAV") by 7.2% in a single day.

     FPA also solicits this proxy to vote FOR the FPA proposals as follows:

For New York Muni Fund Only:

     1. Amend the Articles of Incorporation so that Board members may be removed by a majority of votes cast by Shareholders.

For all Funds:

     2. Terminate all plans formed under Rule 12b-1 of the Investment Company Act of 1940 (the "12b-1 Plans");

     3.   Remove all current Board members; and

     4.   Elect new Board members.

     5. In the event the Meeting does not take place promptly, or is adjourned, to permit the proxy holders to take all action (as described below) in the name of the Shareholders, the President, the Secretary and/or the Board as allowed under applicable law to (a) cause the Meeting to take place and (b) cause the FPA Proposals to be presented and voted upon at the Meeting.

     In addition, to transact such other business as may properly come before the meeting or any adjournment thereof.

     Information about the 12b-1 Plans is provided below in the section entitled "Terminating the 12b-1 Plans".

     The Meeting is being called pursuant to a court ordered stipulation, more fully described below, paragraph "4" of which provides that:

     As soon as practicable, the Funds will take the necessary steps (i) to call and notice [the Meeting] for the purposes of, among other things, to vote upon the [Tocqueville Transactions] and other issues raised by the Funds' Proxy Material and [this Proxy Statement] and (ii) to take all action necessary to cause the [Meeting] to take place in accordance with applicable law within a reasonable period of time following SEC approval and mailing of the Funds' Proxy Material, not to exceed thirty (30) days. The parties intend and agree that the issues raised by the Funds' Proxy Material and [this Proxy Statement] will be submitted to the Funds' shareholders for resolution and vote at the [Meeting].

     FPA presently has no reason to believe the Meeting will not take place promptly or that theBoard will not cause the FPA Proposals to be presented at the Meeting. However, with respect to each Fund, in the event that the Fund, or any appropriate officer or director of the Fund, for whatever reason fails to call the Meeting promptly or calls the Meeting and fails to present the Proposals at the meeting, then the holders of this proxy are further empowered to take any such action as, in the view of the holders, may be appropriate under applicable law to compel the Fund, or any appropriate officer or director of the Fund, to cause the Meeting to occur and to cause the FPA Proposals to be brought to a vote of Shareholders. The cost of any such action, including legal fees, shall be initially shall be borne by FPA. FPA reserves the right, however, to request reimbursement from the Fund for such costs, including legal fees.

                             MATTERS TO BE VOTED ON

     By signing the enclosed Proxy and Ballot card you are voting AGAINST the Tocqueville Transactions, FOR amending the Articles of Incorporation of the New York Muni Fund, FOR terminating all existing 12b-1 Plans, FOR removing all current Board members and FOR electing new Board members, and FOR the proxy holders to take all action in the name of the Shareholders, the President, the Secretary and/or the Board as allowed under applicable law (a) to cause the Meeting to take place and (b) to cause the FPA Proposals to be presented and voted upon at the Meeting.

            AMENDING THE NEW YORK MUNI FUND ARTICLES OF INCORPORATION

     The current Articles of Incorporation of the New York Muni Fund only allows Shareholders to remove a director prior to the expiration of his or her term of office for cause by the vote of a majority of outstanding voting shares. Art. 8
(g) of the current Articles states: "The stockholders of the Corporation may remove any director of the Corporation prior to the expiration of his term of office for cause, and not otherwise, by the affirmative vote of a majority of all votes entitled to be cast for the election of directors." Our proposed amendment seeks to allow directors to be removed prior to the expiration of their term of office without cause, by the vote of a majority of outstanding voting shares. The proposed amendment reads: "The stockholders of the Corporation may remove and replace any director of the Corporation prior to the expiration of his or her term of office by the affirmative vote of a majority of all votes entitled to be cast for the election of directors." Such amendment requires the vote of a majority of the shares entitled to vote for the election of directors.

                           TERMINATING THE 12B-1 PLANS

     The 12b-1 Plans are plans of distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Investment Company Act"). The 12b-1 Plans allow the Funds to pay certain promotional and advertising expenses and to compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the shares of the Funds and furnishing other shareholder services. Payments by each Fund shall not exceed 1/2 of 1% of daily net assets of such Fund, and such amount may not be increased without Shareholder approval. The 12b-1 Plans provide that the Funds' management shall provide quarterly reports on expenditures pursuant to the 12b-1 Plans to directors for their review.

     Each Fund's 12b-1 Plan will terminate on _________, 1998, unless continued by the Fund's Board and the affirmative vote of a majority of the Fund's independent Board members. In approving the 12b-1 Plans, the then directors have determined, in the exercise of their business judgment and in light of their fiduciary duties as directors of the Funds, that there was a reasonable likelihood that the 12b-1 Plans would benefit the Funds and the Shareholders. Each Fund's 12b-1 Plan may only be renewed if the directors of such Fund make a similar determination for each subsequent year.

     While the 12b-1 Plans are in effect, only the current independent Board members may select and nominate any independent Board members. Therefore, the current independent Board members may not be removed unless Shareholders vote FOR the termination of the 12b-1 Plans.

     The California Fund and the New York Muni Fund each has a reimbursement 12b-1 Plan. These Plans do not carry over expenses from year to year, and if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments pursuant to the Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

     Fundamental Fixed-Income Fund has a compensation plan with no carry over provisions.

     If the 12b-1 Plan for any Fund is terminated, the new Board of such Fund (or the current Board if a new Board is not elected) could vote to reinstate the 12b-1 Plan or to adopt a similar plan. Any such action would require the approval of the majority of Shareholders of such Fund. It is highly likely that any new Board will reinstate the 12b- 1 Plans and submit them for Shareholder approval.


                             REPLACING BOARD MEMBERS

     On July 15, 1997, the Boards unanimously approved the Tocqueville Transactions which, with respect to each Fund, contemplates a merger plan and the transactions contemplated thereby, providing for (i) the transfer of all the assets of the Fund into a New Series of the Tocqueville Trust (the "Tocqueville Trust") in exchange for shares in the New Series; (ii) the pro rata distribution of the shares of the New Series to the Shareholders of the Fund; and (iii) the dissolution of the Fund.

     The reorganization would also include approval of an entirely new board comprised of persons who are currently trustees of the Tocqueville Trust.

     BASED ON SUBSEQUENT  OCCURRENCES  DESCRIBED BELOW IN "RECENT  EVENTS",  TWO
FORMER   INDEPENDENT   BOARD  MEMBERS  HAVE  CONCLUDED   THAT  THE   TOCQUEVILLE
TRANSACTIONS ARE NOT IN THE BEST INTEREST OF THE FUNDS AND THEIR SHAREHOLDERS.

     BASED ON (I) TESTIMONY  GIVEN TO THE SEC BY MR.  CHRISTOPHER  P. CULP,  AND
(II) CERTAIN INTERIM MANAGEMENT DECISIONS MADE BY TOCQUEVILLE ASSET MANAGEMENT, L.P., DESCRIBED BELOW IN "RECENT EVENTS", DR. VINCENT MALANGA, THE INTERESTED BOARD MEMBER, HAS ALSO CONCLUDED THAT THE TOCQUEVILLE TRANSACTIONS ARE NOT IN THE BEST INTERESTS OF THE FUNDS AND THEIR SHAREHOLDERS. DR. VINCENT MALANGA'S REASONS FOR OPPOSING THE TOCQUEVILLE TRANSACTIONS ARE DIFFERENT FROM THOSE STATED BY THE FORMER INDEPENDENT BOARD MEMBERS.

     In light of (i) FPA's belief that the Tocqueville Trust has a policy of interpositioning, (ii) the stated intention of Tocquville Asset Management, L.P. to restrict the number of exchanges, particularly in connection with so-called "market timing" strategies, and (iii) the demonstrated lack of the necessary expertise to manage the kind of sophisticated assets contained in the Funds' portfolios, Dr. Malanga, the interested Board member, has concluded that the current independent Board members James C. Armstrong and L. Greg Ferrone have declined to withdraw their votes in favor of the Tocqueville Transactions For this reason, FPA believes that it is in the best interests of the Funds and the Shareholders to elect new Board members. Under the FPA Proposals, Dr. Vincent Malanga, the interested Board member, would also be replaced.

                                  RECENT EVENTS

Administrative Proceedings

     Since January, 1995, FPA and the Funds' Board members have cooperated in an investigation conducted by the United States Securities and Exchange Commission (the "SEC") concerning the Fundamental US Government Strategic Income Fund (the "US Fund") , its Trustees, Fundamental Service Corporation ("FSC"), FPA, Dr. Vincent J. Malanga, and Dr. Lance Brofman.

     On or about October 24, 1997, the SEC filed a corrected order instituting public proceedings (the "Administrative Proceeding") pursuant to Section 8A of the Securities Act of 1933, Sections 15(b), 19(h), and 21C of the Securities Exchange Act of 1934, Sections 9(b) and (f) of the Investment Company Act, and Sections 203(e), (f) and (k) of the Investment Advisers Act of 1940 (the "Advisors' Act") against FPA, Dr. Vincent J. Malanga, Dr. Lance Brofman and FSC (the "Respondents").

     The Administrative Proceeding relates to the activities of FPA, which is registered with the SEC pursuant to Section 203(c) of the Advisors' Act since October 17, 1986. FPA was the investment advisor to the US Fund and the other Funds.

     The SEC Division of Enforcement alleges that false and misleading statements were made in the prospectus and sales literature of the US Fund. The Division of Enforcement further alleges that the fund was marketed as a relatively safe and conservative investment, designed to provide "high current income with minimum risk of principal and relative stability of [NAV]"; that as a U.S. government bond fund, interest rate risk posed the greatest risk to the Fund's NAV; that according to the Fund's prospectus and sales materials, the fund sought to limit that risk, and thus to maximize stability of NAV, by limiting the fund's "duration" to three years or less; that the term "duration" generally refers to the sensitivity of the value of a security or a portfolio of securities to changes in interest rates (although measured in years, an instrument's duration is not necessarily the same as its term to maturity); that duration is a measure of the price sensitivity of a fixed income fund, such as a U.S. government bond fund, to changes in interest rates; that a portfolio with a low duration will be less sensitive to changes in interest rates than a high duration portfolio.

     The Division of Enforcement further alleges that certain antifraud provisions of the federal securities laws were violated because the US Fund was marketed as a safe investment, offering relative stability of NAV ("low volatility"), when it was not; that contrary to the representations in the US Fund's prospectus and sales literature, the US fund had a heightened sensitivity to changes in interest rates, due in large part to its substantial investment in inverse floating collateralized mortgage obligations ("inverse floaters"); that further, the US Fund's duration was not limited to three years or less; that when interest rates rose in 1994, the US fund incurred substantial loses; that in 1994, the US Funds's NAV declined approximately 32%, significantly more than almost all other U.S. government bond funds.

     The Division of Enforcement further alleges that this proceeding also involves Drs. Malanga's and Brofman's failure to disclose FPA's soft dollar arrangements to the board of the US Fund and other funds managed by FPA.

     The term "soft dollars" generally describes an arrangement whereby an investment advisor uses commission dollars generated by securities trades executed in advisory client accounts to pay for research, brokerage, or other products, services, or expenses, including soft dollar credits generated by syndicate designations.

     Respondents have filed a joint answer denying the SEC's allegations to the extent that they allege any wrongdoing or that they have violated antifraud provisions of the Federal Securities Laws by marketing the US Fund as a safe investment, offering relative stability of NAV and further denying that the US Fund's investment in inverse floaters gave it a heightened sensitivity to changes in interest rates as opposed to other securities in which the US Fund could have appropriately invested. Respondents further deny that the US Fund's duration ever exceeded three years. Respondents further deny that their conduct with respect to soft dollars violated any law or regulation to warrant the proceedings initiated against them.

     Respondents and the Division of Enforcement are engaged in discovery and expect the Administrative Proceeding to be tried in July 1998. If tried, FPA believes a decision will be made significantly after July 1998.

     Dr. Malanga and the Division of Enforcement have tentatively reached an oral agreement in principle that has not yet been memorialized. Even after being memorialized, the tentative agreement is subject to the approval of the SEC. There is no understanding that the Division of Enforcement, or the SEC, will approve the settlement in its present form, or will approve any settlement with Dr. Malanga. Dr. Malanga understands that at present the material conditions on which the tentative agreement has been reached are: (i) Dr. Malanga would receive a one year suspension, commencing 21 days after the settlement is finally approved by the SEC; (ii) for one year following the suspension, Dr. Malanga would be barred from any supervisory activities; and (ii) Dr. Malanga would pay a fine of $25,000.00.

     In the event the SEC prevails in the Administrative Proceeding, the SEC could, among other things, (i) bar FPA from acting as Manager advisor to the Funds, which, in turn, could cause the SEC to appoint a receiver for the Funds in the event the Board members cannot agree on the appointment of a new Manager,
(ii) bar Dr. Malanga from associating with FPA in any capacity and associating with any other investment advisor, or investment company, and (iii) bar Dr. Malanga from serving as a Director of any of the Funds.

     Relating to the same allegations, but separately, NASD Regulation, Inc. (the "NASD") entered into a Letter of Acceptance, Waiver and Consent with FSC, the distributor of the US Fund, Dr. Malanga and David P. Wieder that imposed a total of $125,000 in fines and other stipulated sanctions on FSC, Dr. Malanga, and Wieder for distributing advertising materials for the US Fund that the NASD deemed to be false and misleading. All fines have been paid.

     As a stipulated non-monetary sanction FSC agreed that, for a period of three years, FSC will prefile all advertising and sales literature with the NASD's Advertising Department before use, and will retain an outside consultant to report on FSC's compliance policies with respect to advertising and sales literature and other compliance policies. Dr. Malanga has also agreed to a 30 day suspension from associating, in any capacity, with any NASD member firm, which suspension has been completed.

     FSC, Dr. Malanga and the other FSC officer neither admitted nor denied the allegations and filed a Mitigation Statement in response to the Letter of Acceptance, Waiver and Consent.

The Tocqueville Transactions and Interpositioning

     From February 18, 1997 until August 27, 1997, Mr. Christopher P. Culp, an employee of Tocqueville, served on FPA's Investment Advisory Committee as the principal portfolio manager of the Funds. He did so in his capacity as an agent of Fundamental, representing to the Boards that he was working without salary or other compensation from FPA. At the same time, he continued to be employed by Tocqueville. While FPA and the Board knew that Culp was employed by Tocqueville, the Board and FPA were not aware of the interpositioning described below.

     On eight separate occasions between April 17, 1997 and July 24, 1997, Mr. Culp engaged Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville Trust, as agent to purchase bonds over-the-counter on behalf of the New York Muni Fund. The normal practice is for mutual funds to buy or sell bonds directly from dealers, without paying a commission. In contrast, institutional investors such as mutual funds normally do pay commissions on common stock transactions executed on stock exchanges or through the NASDAQ system where an exchange member or broker is involved.

     In the instances above, Tocqueville Securities interposed between the New York Muni Fund and the dealer selling the bonds to the Fund. The seller of the bonds was willing and able to sell the securities directly to the Fund (and had done so on prior occasions). Tocqueville Securities arranged to have the securities first sold to Tocqueville Securities, which simultaneously sold the securities to the Fund and at higher price. Tocqueville Securities performed no service or function in the transactions except to collect the difference between the price the dealer was willing to sell the securities for and the price the Fund paid. The difference was a mark-up or a commission.

     In each of these occasions the New York Muni Fund's Board has concluded that the commissions paid to Tocqueville Securities in connection with these transactions (a portion of which was paid to Mr. Culp) were not justified and that the New York Muni Fund bore unnecessary expense. Based upon a report initiated by Tocqueville Securities and prepared by the New York Muni Fund's independent auditors, and upon the Board's own analysis, the Board directed that FPA terminate Mr. Culp's services as a portfolio manager. At the Board's request and in order to reimburse the New York Muni Fund for all of its losses, Tocqueville Securities, on September 15, 1997, voluntarily paid $260,000 to the New York Muni Fund, an amount which significantly exceeds the total commissions ($184,920.60) received by Tocqueville Securities in connection with these transactions. The staff of the SEC and the Department of NASD Regulation have been informed of these events by Tocqueville Securities.

     FPA understands that Mr. Culp has testified before the SEC, and believes that in his testimony he stated to the SEC that he engaged in other similar transactions on behalf of the Tocqueville Government Fund. FPA believes that Tocqueville would deny the statements made by Culp. FPA has no knowledge of any proceeding or investigation commenced or planned by the SEC against any Tocqueville entity relating to such activities.

Views of Former Board Members and the Interested Board Member

  View of Former Board Members

     After consideration, Messrs. James A. Bowers and Clark L. Bullock, then independent Board members, determined, for the reasons set forth below, that proceeding with the Tocqueville Transactions was not in the best interests of the Funds and their Shareholders.

     A. Lack of Experienced Portfolio Manager. Messrs. Bowers and Bullock's original determination to vote in favor of the Tocqueville Transactions was greatly dependent on the confidence they had in Mr. Culp's ability to manage the portfolio of the New York Muni Fund and the California Muni Fund. During the six month period ending August 27, 1997, Mr. Culp had been managing the portfolios of these Funds and made regular presentations to the Boards at which he described his investment approach and detailed his trading discipline. Messrs. Bowers and Bullock believed that Mr. Culp managed the portfolios well and that, because of his presence, Tocqueville--which otherwise had no experience managing investment companies investing in municipal obligations ("Municipal Bond Funds")-- could properly perform its investment advisory duties on behalf of these Funds after the Tocqueville Transactions became effective. Mr. Culp is no longer employed by Tocqueville. Messrs. Bowers and Bullock believed that Tocqueville had not demonstrated that it had investment professionals with sufficient experience managing Municipal Bond Funds to warrant proceeding with the Tocqueville Transactions, although representatives of Tocqueville have indicated their intention to seek to hire such person or persons.

     B. Excessive Fees. In connection with the Board members' approval of the Tocqueville Transactions at the July 15, 1997 meeting, representatives of Tocqueville and FPA advised the Boards that Tocqueville intended to engage FPA to perform consulting services in connection with the Funds' existing Shareholders and to pay FPA a fee at the rate of .25% annually of the assets of Fund Shareholders remaining after the Tocqueville Transactions became effective. Tocqueville advised the Boards in writing that these fees would be paid only for bona fide services rendered.

     Messrs. Bowers and Bullock believed, at the time of the July 15, 1997 approval, that FPA intended to maintain its organization with staff to service Fund Shareholders. FPA told the Board that FPA intended only to retain the services of its principal shareholders, Drs. Malanga and Brofman (the Board having determined in December 1996 that Dr. Brofman should have nothing to do with the Funds' operations) and two other employees to perform these functions.

     Messrs. Bowers and Bullock believed it inappropriate for Tocqueville to pay Brofman, Malanga and two other employees an annual fee of approximately $450,000 based on current asset levels for consulting services and that some portion of that amount should be retained by Shareholders in the form of lower management or other fees. The other Board members disagreed.(1)

     C. Failure to Consider Alternatives. In light of the foregoing, Messrs. Bowers and Bullock requested that the Boards attempt to determine whether representatives of another mutual funds complex that had proposed, on or about July 15, 1997, to enter into a transaction with the Funds similar to the Tocqueville Transactions, were interested in pursuing a transaction. The other Board members determined not to do so. Messrs. Bowers and Bullock believe it would have been in the best interests of Shareholders to make this inquiry and seek alternatives to Tocqueville.

     Because of the Board members' failure to act in a manner which Messrs. Bullock and Bowers believed was consistent with Shareholders' interests, Messrs. Bullock and Bowers tendered their resignations as Board members and their resignations were accepted effective November 2 and 3, 1997, respectively.

  View of the Interested Board Member

     In March of 1998, after reviewing the testimony of Mr. Culp, described above, Dr. Malanga concluded that (i) the Tocqueville Transactions are not in the best interests of the Shareholders, (ii) the independent Board members should investigate fully the allegations which FPA believes Mr. Culp made in his testimony before the SEC, and (iii) because the current Boards have failed to fully investigate the allegations which FPA believes Mr. Culp made, the current Boards should be replaced.

--------
(1) Tocqueville has no present intention of paying Drs. Brofman and Malanga anything for any services.

The Special Meeting of Shareholders

     On April 17, 1998, FPA filed various proxy materials with the SEC seeking the vote of Shareholders (i) to oppose the Tocqueville Transactions, and (ii) to remove the current independent Board members and to elect replacement Board members. Upon learning that the proxy solicitation of the independent Board members regarding the Tocqueville Transactions was at a standstill, FPA filed separate proxy materials with the SEC seeking proxies of Shareholders to vote to call a special meeting of Shareholders (the "Special Meeting"), and at the Special Meeting (x) to terminate all 12b-1 Plans (as defined below), (y) to remove all current independent Board members and (z) to elect the new Board members (the "Special Meeting Proxy"). On May 11, 1998, the SEC cleared the Special Meeting Proxy and FPA thereafter filed definitive proxy materials for the Special Meeting Proxy.

     Between May 11, 1998 and May 14, 1998, Dr. Malanga, as proxy, took all such action he believed to be required to have the Special Meeting take place on May 29, 1998. Accordingly, on May 14, 1998, Dr. Malanga issued a notice to the Shareholders of the Funds in his name as President of the Funds and in the name of the Secretary of the Funds stating that the Special Meeting would take place on May 29, 1998.

     On approximately May 20, 1998, the independent Board members, through their counsel, communicated to FPA's counsel their objection to the Special Meeting going forth on grounds that the proposals contained in the Special Meeting Proxy should not be voted upon prior to the Shareholders voting on the Tocqueville Transactions. The independent Board members also claimed that the Special Meeting was improperly called, although the exact reasons for such a claim was not communicated. The independent Board members did not communicate any other reason why the Special Meeting should not take place.

     On May 22, 1998, Dr. Malanga, though his counsel, proposed to the independent Board members that, in the spirt of full disclosure to the Shareholders, and to avoid having the Shareholders bear the expense of unnecessary litigation related to the Funds, the following: (a) to adjourn and renotice the Special Meeting to a date not more than twenty-one days from the date initially scheduled to afford the independent Board members (i) to file and clear their own proxy materials opposing the action being solicited by FPA to be voted upon at the Special Meeting, (ii) to file and clear proxy materials seeking such other action which the independent Board members believed to be appropriate to be voted upon at the Special Meeting, and (iii) to disseminate any other information to Shareholders which the independent Board members believed to be appropriate to enable the Shareholders to vote on all relevant issues; (b) to have the independent Board members withdraw all objection, if any, regarding FPA's proxy materials and the manner in which the Special Meeting was called; and (c) until such time as the Special Meeting takes place and the Shareholders vote, to have the assets of the Funds managed by an independent third party, John Hsu Capital, Inc., through a sub-advisory agreement or such other arrangement which the independent Board members deemed appropriate (the "May 22 Proposal").

     The independent Board members did not accept the May 22 Proposal and in response threatened to bring a lawsuit to enjoin the Special Meeting from taking place, without articulating the basis for such a lawsuit. On May 26, 1998, Dr. Malanga agreed to adjourn the Special Meeting without date to enable the independent Board members and FPA, in the spirt of full disclosure to the Shareholders, while attempting to keep the expenses of litigation related to the Funds at a minimum, to adjourn the Special Meeting to allow the Tocqueville Transactions to be voted upon at the same time the Shareholders would be asked to vote on the items contained in the Special Meeting Proxy.

     On May 27, 1998, notwithstanding Dr. Malanga's agreement to adjourn the Special Meeting, Mr. Armstrong, but not Mr. Ferrone, commenced an action in the name of the Funds against FPA and Drs. Malanga and Brofman in the United States District Court for the Southern District of New York (the "Special Meeting Action"), claiming that the Special Meeting was improperly called, and obtained an temporary order signed by Judge Richard Owen preventing the Special Meeting from taking place. The temporary order was obtained without FPA or Dr. Malanga or Dr. Brofman being heard on the issue.

     On May 30, 1998, the Funds' Boards met for the purpose of, among other things, choosing a Manager for the

Funds. FPA offered to continue to act as Manager for the Funds without a contract, on a quantum meruit basis. FPA communicated to the Board that it was the most qualified to act as interim Manager because, if nothing else, it was most familiar with the Funds' portfolio. Bull & Bear Advisors, Inc. also offered to act as interim Manager. At the May 30th meeting, the Boards instead appointed Tocqueville Asset Management L.P. as interim Manager.

     On June 4, 1998, Tocqueville Asset Management L.P. liquidated essentially the entire portfolio of the U.S. Fund, resulting in a loss of approximately $1 million and reducing its NAV by approximately 7.2%. FPA had previously advised the independent Board members that it believed Tocqueville Asset Management L.P. was not qualified to manage the Funds.

     FPA believes that the Special Meeting Action was based on speculation and misstatements of fact and law. FPA also believes that the Special Meeting Action was precipitous and unnecessary, especially in light of FPA's May 22 Proposal and FPA's willingness to adjourn the Special Meeting without any judicial intervention. FPA believes that, as a matter of cost, the Special Meeting Action was not in the best interests of the Shareholders.

     On June 8, 1998, the Funds, on the one hand, and FPA and Drs. Malanga and Brofman on the other, entered into a stipulation, which was "so ordered" by Judge Richard Owen ("Stipulation No.1"). Under Stipulation No. 1, all of the parties to the Special meeting Action agreed to the following essential terms:
(i) that the Funds would file with the SEC revised proxy materials which seek a Shareholders vote on the Tocqueville Transactions, (ii) that the Funds would take the necessary steps to call a notice a new special meeting of Shareholders (the "New Special Meeting") for purposes of having the Shareholders vote upon the Tocqueville Transactions and those items set forth in the Special Meeting Proxy and to have the New Special Meeting take place within thirty (30) days from the date that the SEC cleared proxy materials from the Funds and FPA, (iii) that the Funds and FPA would solicit proxies simultaneously, (iv) FPA would not assert any damages against the independent Board members for actions taken on July 15, 1997 and May 30, 1998 concerning the Tocqueville Trust, Tocqueville Asset Management L.P. and Tocqueville Securities L.P., and (v) that FPA and Drs. Malanga and Brofman agreed not to hold the Special Meeting until such time as the New Special Meeting could take place.

     Sufficient votes were received pursuant to the Special Meeting Proxy to carry and pass each of the proposals contained in the Special Meeting Proxy. Had the independent Board members not blocked the Special Meeting from taking place, the independent Board members would have been removed.

                    DESCRIPTION OF THE PROPOSED BOARD MEMBERS

The Hon. Alfred Toker

     Presently a Judge (Judicial Hearing Officer) of the Supreme Court, New York County. Retired as a Justice of Supreme Court of the State of New York -- 1994. Past Member of the Board of Directors of Village View Housing Corporation. Previously Chief litigating Partner of the law firm of Gwertzman, Pfeffer, Toker and Lefkowitz 1980- 1988. Senior Trial Counsel with the office of the Corporation Counsel of the City of New York, 1954 -- 1979. His address is 71 Thomas St., New York, N.Y. 10013-4310. His age is 74.

Robert H. Parks, Ph.D.

     Professor of Finance, Lubin (Graduate) School of Business, Pace University, New York, formerly Professor of Finance at Wharton Business School, Managing Director and Chief Economist of Robert H. Parks & Associates, Inc., an Economic and Investment Research Firm for Institutional Investors, formerly Executive Vice President, Chief Economist at Advest Institutional Service, First Vice President and Chief Economist, Blyth Eastman Dillion (now Paine Webber), and Vice President and Chief Economist, duPont Glore Forgan. Dr. Parks is author of:
Unlocking the Secrets of Wall Street (August 1998 publication date) and The Witch Doctor of Wall Street, published in 1996. His address is 65 North Rockledge Road, Suite 2F, Bronxville, New York 10708.

Christian Dan Jensen

     Principal of the Dan Group, an association of independent consultants specializing in corporate strategy, management and sales skill development. Former member board of directors of Alpha Mineral, Inc. Formerly, a product manager for Becton-Dickinson Corporation. Formerly New England Regional Director of Silva International, Inc., Vice President Learning Dynamics, Inc. He is a member of the American Seminar Leaders Association having achieved the designation CSL, Certified Seminar Leader, and is an instructor in the GNYADA-Hofstra University Management Program. He has a degree in management from Clark University. His address is 18 Old Castle Drive, Newtown, Ct 06470.

William M. Taliaferro

     Industrial Specialist Westcord Commercial Group, which specializes in the sale and leasing of industrial and commercial real estate. He also conducts seminars as a consultant to the Broward County, Florida Public Defenders Office. From 1981 to 1995 he was Pastor and President of the Board of Trustees of the Church of Religious Science in Ft. Lauderdale, Florida. He attended four years of classes at Religious Science in Canoga Park, Ca. leading to licensure and ordination. He served as a member of the Board of Trustees as well as the Board of Education of Religious Science International and earned a Doctorate for his contributions to the educational curriculum and service on the Board of Trustees. His age is 65. His address is 320 Camino Manzanas, Thousand Oaks, Ca. 91360.

Robert Brandt, Ph.D.

     Consultant to Centre Investment Services Limited, a division of Centre Reinsurance Holdings Limited, with regard to fixed income asset management. Consulting Psychologist engaged in management consulting and organizational development with Vision Action Associates, a management consulting firm. Mr. Brandt is the son of the late Stanley Brandt who served with distinction as a Board Member of the Funds.

Stock Ownership of the Proposed Board Members

     The number of shares of Common Stock beneficially owned by each proposed Board Member as of ___________, 1998 is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership included any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after ___________, 1998. Unless otherwise indicated each person has sole investment and voting power (or shares such power with his spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

NAME                      NY Muni Fund       Money Fund         Hi-Yield        Cal Muni          US Govt
----                      ------------       ----------         --------        --------          -------
Hon. Alfred Toker             2,366.096
Robert Brandt

1997 Compensation of the Proposed Board Members

     The proposed Board members received the following compensation during the Funds' 1997 fiscal year:

                                                                               Pension or Retirement
                                                                                 Benefits Accrued       Total Compensation
                                                                                  as Part of Fund         from the Funds
NAME                 NY Muni Fund  Money Fund  Hi-Yield   Cal Muni    US Govt        Expenses            Paid to Directors
----                 ------------  ----------  --------   --------    -------        --------            -----------------
Hon. Alfred Toker        0           0          0          0          0                  0                     0

Robert Parks             0           0          0          0          0                  0                    0

Christian Jensen         0           0          0          0          0                  0                    0

William Taliaferro       0           0          0          0          0                  0                    0

Robert Brandt            0           0          0          0          0                  0                    0

Expected 1998-99 Compensation of the Proposed Board Members

     The proposed Board members anticipate receiving the following compensation for their first year as a Board members of the Funds in 1998-99:

                                                                               Pension or Retirement
                                                                                 Benefits Accrued       Total Compensation
                                                                                  as Part of Fund         from the Funds
NAME                 NY Muni Fund  Money Fund  Hi-Yield   Cal Muni    US Govt        Expenses            Paid to Directors
----                 ------------  ----------  --------   --------    -------        --------            -----------------
Hon. Alfred Toker        $16,000     1,600      $200       $1,200     $1,000             0                    $20,000
Robert Parks             $16,000     1,600      $200       $1,200     $1,000             0                    $20,000
Christian Jensen         $16,000     1,600      $200       $1,200     $1,000             0                    $20,000
William Taliaferro       $16,000     1,600      $200       $1,200     $1,000             0                    $20,000
Robert Brandt            $16,000     1,600      $200       $1,200     $1,000             0                    $20,000

ABOUT FPA

     FPA is a privately held Delaware corporation. Its principal shareholders are Dr. Vincent J. Malanga and Dr. Lance Brofman. Mr. Malanga is President, Treasurer and a Director of FPA, and Chairman of the Board, Chief Executive Officer, President and Treasurer of the Funds.

Stock Ownership of FPA

     The number of shares of Common Stock beneficially owned by FPA and its principals as of ___________, 1998 is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership included any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after ___________, 1998. Unless otherwise indicated each person has sole investment and voting power (or shares such power with his spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

NAME                                      NY Muni Fund             Money Fund       Hi-Yield       Cal Muni           US Govt
----                                      ------------             ----------       --------       --------           -------
Lance Brofman(1)                           20,683.066               551.830        38.884.918            .800        82,451.475
Vincent Malanga(2)                        564,986.687              57,772.6          1,154.51      61,256.887
FPA                                                               25,749.91(3)        787.147

1. Includes shares held by family members: NY 4,938.348, MM 551.83, Hi-Yield 38,884.918, Cal .385, U.S. Govt 72,866.719

2. Includes shares held by family members: NY 564,986.687, MM 5,491.130, HI-Yield 1,154.414, U.S. Govt 52,877.018; and shares held by LaSalle Economics,
Inc.: MM  39,858.730  and U.S.  Govt  8,379.872;  and shares held by Gable Group
Ltd.: MM 12,422.74

3. Includes 22,881.33 shares held by an affiliate

Certain Additional Information about FPA

     FPA and FSC, on behalf of certain of their directors, officers, shareholders, employees and control persons (the "Indemnitees"), received payments during the fiscal year ended December 31, 1997 from three of the Funds for attorneys' fees incurred by them in defending the above proceedings. These payments were as follows: US Fund--approximately $232,500.00; New York Muni Fund--approximately $50,230.00; California Muni Fund--approximately $4,000.00. Upon learning of the payments, the independent Board members have directed that the Indemnitees return all of the payments to the Funds or place them in escrow pending their receipt of an opinion of independent legal counsel that the Indemnitees are entitled to receive such attorneys' fee reimbursements. The Declaration of Trust, Articles of Incorporation and contracts that call for Indemnification specify that no indemnification shall be provided to a person who shall be found to have engaged in "disabling conduct" as defined by applicable law. The Indemnities have undertaken to reimburse the Fund for any indemnification expenses for which it is determined that they were not entitled to as a result of "disabling conduct" net of any reimbursements already made to the Fund in the form of fees forgone or other similar payments.

     Further information with respect to each Fund is discussed below:

     A. New York Muni Fund

     FSC did not take fees in the amount of $51,200 in 1998. FPA and FSC have asserted that they elected to forgo these fees because the Fund was paying legal expenses pursuant to indemnification. The Fund has retained independent legal counsel to determine whether the Indemnitees engaged in disabling conduct. Pending clarification of the legal issues involved, the independent Directors have instructed FPA to escrow the full amount incurred by the Fund of approximately $50,230.

     B. US Fund

     FPA and FSC  did not  take  fees in the  amount  of  $96,077  and  $29,560, respectively for the year ended December 31, 1997. FPA and FSC have asserted that they elected to forgo these fees because the Fund was paying legal expenses pursuant to indemnification. The Fund has retained independent legal counsel to determine whether the Indemnitees engaged in disabling conduct. Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $102,863 as of April 30, 1998. The independent trustees have instructed FPA to escrow the full amount incurred by the Fund of approximately $232,500.

     C. The California Mutual Fund

     Pending clarification of the legal issues involved, the Indemnitees have placed into an escrow account $4,000 as of April 30, 1998.

                              DESCRIPTION OF VOTING

The New York Muni Fund

     The New York Muni Fund is governed by its Articles of Incorporation, Bylaws, Prospectuses and undertakings of and by the Fund, and applicable federal and Maryland State law. Holders of 10% of the outstanding voting shares of the Fund have the right to call for a special meeting of shareholders for any reason. Such holders request the Secretary to call a meeting, and the Secretary shall call such meeting after informing the requesting Shareholders of the estimated cost of giving notice of such meeting, and receiving such amount from the requesting Shareholders. The Secretary then gives Shareholders written or printed notice of meeting not less than ten nor more than 90 days before the meeting date. Should the Secretary refuse or otherwise be unable to call the requested meeting, the requesting Shareholders may commence a civil action to compel the occurrence of the meeting.

     In addition to Shareholders, the President or the Board may call a special meeting of shareholders.

     A director may serve until removed or until his or her term expires. A director's term expires when a successor has been elected at an annual meeting of shareholders, or a special meeting of shareholders called in lieu of an annual meeting. Shareholders may vote to elect new directors without first voting to removing the existing directors. A plurality of the votes cast at such meeting at which a quorum is present is sufficient to elect a director.

     The present Articles of Incorporation only allow a Board Member to be removed for cause prior to the expiration of his or her term. FPA is soliciting this Proxy to, among other things, amend the Articles of Incorporation so that Board members may be removed prior to the expiration of his or her term by a vote of the majority of voting shares.

     The Articles of Incorporation and Bylaws allow nine directors. That number may be increased, up to 15 directors, by the act of a majority of existing directors. A majority of existing directors may also decrease the number of directors to a number not less than two, but such decrease shall not affect the term of office of any director.

The California Muni Fund

     The California Muni Fund is governed by its Declaration of Trust, Bylaws, Prospectuses and undertakings of and by the Fund, and applicable federal and Commonwealth of Massachusetts law. The holders of one-third of all shares entitled to vote may call a meeting for any reason. With respect to removing Trustees, however, a meeting may be called by holders of 10% of the outstanding voting shares. The Shareholders shall request the Secretary to call the meeting. The Secretary then gives Shareholders a written or printed notice of meeting not less than ten nor more than 90 days before the meeting date. Should the Secretary refuse or otherwise be unable to call the requested meeting, the requesting Shareholders may commence a civil action to compel the occurrence of the meeting.

     In addition, the Declaration of Trust provides that the Trust will be governed by section 16(c) of the Investment

Company Act, which states that whenever ten or more Shareholders meeting the qualifications set forth in section 16(c) seek the opportunity of furnishing materials to other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record or the mailing of such materials to such Shareholders of record.

     In addition to Shareholders, the Chairman of the Board of Trustees, the President, or the Trustees may call a special meeting of shareholders.

     There shall be no more than 15 nor less than three Trustees. Within these limits, the existing Trustees may vote to change the actual number of Trustees.

     A Trustee may be removed, with or without cause, by the affirmative vote of a majority of the outstanding shares present in person or by proxy at the special meeting, provided that a quorum is present. In addition, a Trustee may be removed for cause by the vote of two-thirds of the Trustees whose removal is not proposed.

     The power of Trustees to appoint successor Trustees is subject to section 16(a) of the Investment Company Act, which provides that no person may serve as a Trustee of a Fund unless elected to that office by the holders of the outstanding voting securities of the Fund. Vacancies occurring between such meetings may be filled by the Trustees as described above if immediately after filling such vacancies at least two-thirds of the Trustees then holding office shall have been elected to such office by the holders of the outstanding shares of the Fund at such special meeting. In the event that at any time less than a majority of the Trustees were so elected, the Trustees or the Secretary shall forthwith cause to be held as promptly as possible and in any event within 60 days a meeting of such holders for the purpose of electing Trustees to fill the existing vacancies unless the SEC by order extends such period.

The Fixed-Income Funds

     The Fundamental U.S. Government Strategic Income Fund, the High-Yield Municipal Bond Series and the Tax-Free Money Market Funds (together, the "Fixed-Income Funds"), are governed by its Declaration of Trust, Bylaws, Prospectuses and undertakings of and by the Fixed-Income Funds, and applicable federal and Commonwealth of Massachusetts law. The holders of 10% of the outstanding voting shares or the Trustees may request the Secretary to call a special meeting of shareholders. The Secretary then gives Shareholders a written or printed notice of meeting not less than 15 days before the meeting date. If the Secretary refuses or neglects for more than two days to call such a special meeting, the Trustees or the Shareholders so requesting may, in the name of the Secretary, call the meeting by giving a notice of meeting. In addition to Shareholders, the Fixed-Income Funds allow the Trustees to call a special meeting.

     In addition, the Declaration of Trust provides that the Trust will be governed by section 16(c) of the Investment Company Act, which states that whenever ten or more Shareholders meeting the qualifications set forth in section 16(c) seek the opportunity of furnishing materials to other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record or the mailing of such materials to such Shareholders of record.

     There shall be no more than nine nor less than two Trustees. The existing Trustees determine the actual number of Trustees.

     A Trustee may be removed by the action of two-thirds of the remaining Trustees. A vacancy on the Board of Trustees may be filled by the appointment of the remaining Trustees.

     The power of Trustees to appoint successor Trustees is subject to section 16(a) of the Investment Company Act, which provides that no person may serve as a Trustee of a Fund unless elected to that office by the holders of the outstanding voting securities of the Fund. Vacancies occurring between such meetings may be filled by the Trustees if immediately after filling such vacancies at least two-thirds of the Trustees then holding office shall have been elected to such office by the holders of the outstanding shares of the Fund at such special meeting. In the event that at any time less than a majority of the Trustees were so elected, the Trustees or the Secretary shall forthwith cause to be held as promptly as possible and in any event within 60 days a meeting of such holders for the purpose of electing Trustees to fill the existing vacancies unless the SEC by order extends such period.

All Funds

     FPA believes that under applicable state law anyone may solicit a proxy for any Fund. Approval of the Proposals requires the affirmative vote of (i) with respect to the California Muni Fund and New York Muni Fund, a majority of each Fund's outstanding shares of beneficial interest/common stock ("Shares"), (ii) with respect to Fundamental U.S. Government Strategic Income Fund, High-Yield Municipal Bond Series and Tax-Free Money Market Series, a "majority of the outstanding voting securities," within the meaning of the Investment Company Act of each Fund. The term "majority of the outstanding voting securities" is defined under the Investment Company Act to mean: (a) 67% or more of the outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of a Fund, whichever is less.

     Shareholders of record at the close of business on ___________, 1998 (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting, including any adjournment thereof. As of the Record Date, the Funds had the number of Shares outstanding set forth below, each Share being entitled to one vote:

                                                                    Total Shares
                  Fund                                               Outstanding
                  ----                                               -----------




     Each Shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held. The issued and outstanding shares of the New York Muni Fund series constitute all of the issued and outstanding shares of Fundamental Funds, Inc.

     Any proxy which is properly executed and returned in time to be voted at the Meeting will be counted in determining whether a quorum is present with respect to a Fund and will be voted as marked. In the absence of any instructions, such proxy will be voted for the Proposals. If a quorum is not present at the Meeting with respect to a Fund, or if a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares of a Fund represented at the Meeting in person or by proxy. A Shareholder vote against the Tocqueville Transactions, to change the Articles of Incorporation of the New York Muni Fund, to terminate all 12b-1 Plans, to remove all Board members, and to elect new Board members may be taken prior to any adjournment if sufficient votes have been received for approval. If a Shareholder abstains from voting as to any matter, then the shares held by such Shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. A Shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later dated proxy to the address set forth on the cover page of this Proxy

Statement, or by attending and voting at the Meeting. FPA will vote the proxy at any adjourned meeting in a manner consistent with the proxy, unless such proxy is revoked at or prior to the adjourned meeting.

     If sufficient votes are not cast to terminate the 12b-1 Plans, the present independent Board members cannot be replaced. If sufficient votes are not cast to amend the Articles of Incorporation of the New York Muni Fund to remove directors by a majority of Shareholder votes, such directors may not be removed prior to the expiration of their term without cause.

     Solicitations will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Funds or FPA. FPA has engaged Shareholder Communications, Inc. to assist with proxy solicitations, at an estimated cost of $12,000. FPA will pay for the initial cost of solicitations, but may petition the Funds to reimburse FPA for such costs.

      VOTING INFORMATION ON AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     While the Meeting is called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which FPA intends to present or knows that others will present is the business mentioned in this Proxy Statement. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting. As of the Record Date, the Fundamental Funds believed that the following persons beneficially owned more than 5% of Shares of the Funds:

                            Fundamental New York Fund

                                         Number of Shares       Percentage of
Names & Address                                Owned         Outstanding Shares
---------------                          ----------------    ------------------



                           Fundamental California Fund

                                         Number of Shares       Percentage of
Names & Address                                Owned         Outstanding Shares
---------------                          ----------------    ------------------



                          Fundamental Money Market Fun

                                         Number of Shares       Percentage of
Names & Address                                Owned         Outstanding Shares
---------------                          ----------------    ------------------



                           Fundamental High Yield Fund

                                         Number of Shares       Percentage of
Names & Address                                Owned         Outstanding Shares
---------------                          ----------------    ------------------

          SUBMISSION OF PROPOSALS FOR THE NEXT MEETING OF SHAREHOLDERS

     The Funds do not hold Shareholder meetings on an annual basis. FPA believes that under the New York Muni Fund's Articles of Incorporation and By-Laws, annual meetings of shareholders, or a special meetings of shareholders in lieu of annual meetings, are required to be held. Under the California Muni and Fundamental Fixed-Income Funds' Declarations of Trust and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Board members have been elected by Shareholders). A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Funds at 1675 Broadway, New York, New York, and must be received by the Funds within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a Shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, IF AND WHEN CALLED, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY.
NO POSTAGE IS NECESSARY.

___________, 1998

                                            FUNDAMENTAL PORTFOLIO ADVISORS, INC.


                                                                   Lance Brofman
                                 President, Fundamental Portfolio Advisors, Inc.

                          FUNDAMENTAL FIXED-INCOME FUND

                FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND
              SPECIAL MEETING OF SHAREHOLDERS ---____________, 1998

Please refer to the Proxy Statement for a discussion of the matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND SERIES OF FUNDAMENTAL FIXED-INCOME FUND HEREBY CONSTITUTES AND APPOINTS FPA, THE HON. ALFRED TOKER, ROBERT PARKS, CHRISTIAN DAN JENSEN, WILLIAM M. TALIAFERRO, ROBERT BRANDT, OR ANY OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF FPA.

  ---Detach card at perforation and mail in postage paid envelope provided---

     1. Vote against the Reorganization and Merger of the Funds into the Tocqueville Trust:

                           AGAINST                   ABSTAIN
                             |_|                       |_|

     2. Vote on the Proposal to terminate all plans formed under Rule 12b-1 of the Investment Company Act of 1940:

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

     3. Removal of Current Board members. The Advisor seeks to remove the following individuals as Board members. If no direction is given this Proxy will be voted in favor of the removal of these individuals:

To remove James Armstrong and L.  Greg Ferrone as Board members

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

WITHHOLD AUTHORITY TO VOTE       FOR ALL EXCEPT
          |_|                         |_|

To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

--------------------

     4. Election of Board members. The following individuals seeking election as Board members solicit this Proxy. If no direction is given this Proxy will be voted in favor of the election of these individuals:

To elect The Hon. Alfred Toker, Robert Parks, Christian Dan Jensen, William M. Taliaferro, and Robert Brandt as Board members

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

WITHHOLD AUTHORITY TO VOTE       FOR ALL EXCEPT
          |_|                         |_|

To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

--------------------

     5. In the event the Meeting does not take place promptly, to permit the proxy holders to take all action in the name of the Shareholders or the Secretary as appropriate under applicable law to (a) cause the Meeting to take place and (b) cause the Proposals to be presented at the Meeting.

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

  ---Detach card at perforation and mail in postage paid envelope provided---

                          FUNDAMENTAL FIXED-INCOME FUND
                FUNDAMENTAL U.S. GOVERNMENT STRATEGIC INCOME FUND
                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE REPLACEMENT OF BOARD MEMBERS.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1998

                          FUNDAMENTAL FIXED-INCOME FUND

                        HIGH-YIELD MUNICIPAL BOND SERIES
             SPECIAL MEETING OF SHAREHOLDERS -- -____________, 1998

Please refer to the Proxy Statement for a discussion of the matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE HIGH-YIELD MUNICIPAL BOND SERIES OF FUNDAMENTAL FIXED-INCOME FUND HEREBY VOTES TO CALL A SPECIAL MEETING AND CONSTITUTES AND APPOINTS THE HON. ALFRED TOKER, ROBERT PARKS, CHRISTIAN DAN JENSEN, WILLIAM M. TALIAFERRO, ROBERT BRANDT, OR ANY OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF FPA.

  ---Detach card at perforation and mail in postage paid envelope provided---

     1. Vote against the Reorganization and Merger of the Funds into the Tocqueville Trust:

                           AGAINST                   ABSTAIN
                             |_|                       |_|

     2. Vote on the Proposal to terminate all plans formed under Rule 12b-1 of the Investment Company Act of 1940:

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

     3. Removal of Current Board members. The Advisor seeks to remove the following individuals as Board members. If no direction is given this Proxy will be voted in favor of the removal of these individuals:

To remove James Armstrong and L. Greg Ferrone as Board members

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

WITHHOLD AUTHORITY TO VOTE       FOR ALL EXCEPT
          |_|                         |_|

To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

--------------------

     4. Election of Board members. The following individuals seeking election as Board members solicit this Proxy. If no direction is given this Proxy will be voted in favor of the election of these individuals:

To elect The Hon. Alfred Toker, Robert Parks, Christian Dan Jensen, William M. Taliaferro, and Robert Brandt as Board members

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

WITHHOLD AUTHORITY TO VOTE       FOR ALL EXCEPT
          |_|                         |_|

To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

--------------------

     5. In the event the Meeting does not take place promptly, to permit the proxy holders to take all action in the name of the Shareholders or the Secretary as appropriate under applicable law to (a) cause the Meeting to take place and (b) cause the Proposals to be presented at the Meeting.

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

  ---Detach card at perforation and mail in postage paid envelope provided---

                          FUNDAMENTAL FIXED-INCOME FUND
                        HIGH-YIELD MUNICIPAL BOND SERIES
                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE REPLACEMENT OF BOARD members.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1998

                          FUNDAMENTAL FIXED-INCOME FUND

                          TAX-FREE MONEY MARKET SERIES
             SPECIAL MEETING OF SHAREHOLDERS -- -____________, 1998

Please refer to the Proxy Statement for a discussion of the matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE TAX-FREE MONEY MARKET SERIES OF FUNDAMENTAL FIXED-INCOME FUND HEREBY VOTES TO CALL A SPECIAL MEETING AND CONSTITUTES AND APPOINTS ALFRED TOKER, ROBERT PARKS, CHRISTIAN DAN JENSEN, WILLIAM M. TALIAFERRO, ROBERT BRANDT, OR ANY OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF FPA.

  ---Detach card at perforation and mail in postage paid envelope provided---

     1. Vote against the Reorganization and Merger of the Funds into the Tocqueville Trust:

                           AGAINST                   ABSTAIN
                             |_|                       |_|

     2. Vote on the Proposal to terminate all plans formed under Rule 12b-1 of the Investment Company Act of 1940:

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

     3. Removal of Current Board members. The Advisor seeks to remove the following individuals as Board members. If no direction is given this Proxy will be voted in favor of the removal of these individuals:

To remove James Armstrong and L. Greg Ferrone as Board members

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

WITHHOLD AUTHORITY TO VOTE       FOR ALL EXCEPT
          |_|                         |_|

To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

--------------------

     4. Election of Board members. The following individuals seeking election as Board members solicit this Proxy. If no direction is given this Proxy will be voted in favor of the election of these individuals:

To elect The Hon. Alfred Toker, Robert Parks, Christian Dan Jensen, William M. Taliaferro, and Robert Brandt as Board members

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

WITHHOLD AUTHORITY TO VOTE       FOR ALL EXCEPT
          |_|                         |_|

To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

--------------------

     5. In the event the Meeting does not take place promptly, to permit the proxy holders to take all action in the name of the Shareholders or the Secretary as appropriate under applicable law to (a) cause the Meeting to take place and (b) cause the Proposals to be presented at the Meeting.

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

  ---Detach card at perforation and mail in postage paid envelope provided---

                          FUNDAMENTAL FIXED-INCOME FUND
                          TAX-FREE MONEY MARKET SERIES
                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE REPLACEMENT OF BOARD MEMBERS.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1998

                            THE CALIFORNIA MUNI FUND
              SPECIAL MEETING OF SHAREHOLDERS ---____________, 1998

Please refer to the Proxy Statement for a discussion of the matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE CALIFORNIA MUNI FUND HEREBY VOTES TO CALL A SPECIAL MEETING AND CONSTITUTES AND APPOINTS ALFRED TOKER, ROBERT PARKS, CHRISTIAN DAN JENSEN, WILLIAM M. TALIAFERRO, ROBERT BRANDT, OR ANY OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES. To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF FPA.

  ---Detach card at perforation and mail in postage paid envelope provided---

     1. Vote against the Reorganization and Merger of the Funds into the Tocqueville Trust:

                           AGAINST                   ABSTAIN
                             |_|                       |_|

     2. Vote on the Proposal to terminate all plans formed under Rule 12b-1 of the Investment Company Act of 1940:

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

     3. Removal of Current Board members. The Advisor seeks to remove the following individuals as Board members. If no direction is given this Proxy will be voted in favor of the removal of these individuals:

To remove James Armstrong and L. Greg Ferrone as Board members

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

WITHHOLD AUTHORITY TO VOTE       FOR ALL EXCEPT
          |_|                         |_|

To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

--------------------

     4. Election of Board members. The following individuals seeking election as Board members solicit this Proxy. If no direction is given this Proxy will be voted in favor of the election of these individuals:

To elect The Hon. Alfred Toker, Robert Parks, Christian Dan Jensen, William M. Taliaferro, and Robert Brandt as Board members

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

WITHHOLD AUTHORITY TO VOTE       FOR ALL EXCEPT
          |_|                         |_|

To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

--------------------

     5. In the event the Meeting does not take place promptly, to permit the proxy holders to take all action in the name of the Shareholders or the Secretary as appropriate under applicable law to (a) cause the Meeting to take place and (b) cause the Proposals to be presented at the Meeting.

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

  ---Detach card at perforation and mail in postage paid envelope provided---

                            THE CALIFORNIA MUNI FUND
                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE REPLACEMENT OF BOARD MEMBERS.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1998

                             FUNDAMENTAL FUNDS, INC.

                               NEW YORK MUNI FUND
              SPECIAL MEETING OF SHAREHOLDERS ---____________, 1998

Please refer to the Proxy Statement for a discussion of the matters. THE UNDERSIGNED HOLDER(S) OF SHARES OF BENEFICIAL INTEREST OF THE FUNDAMENTAL NEW YORK MUNI FUND HEREBY VOTES TO CALL A SPECIAL MEETING AND CONSTITUTES AND APPOINTS ALFRED TOKER, ROBERT PARKS, CHRISTIAN DAN JENSEN, WILLIAM M. TALIAFERRO, ROBERT BRANDT, OR ANY OF THEM, THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE SHARES LISTED BELOW AS DIRECTED, AND HEREBY REVOKES ANY PRIOR PROXIES . To vote, mark an X in blue or black ink on the proxy card below. THIS PROXY IS SOLICITED ON BEHALF OF FPA.

  ---Detach card at perforation and mail in postage paid envelope provided---

     1. Vote against the Reorganization and Merger of the Funds into the Tocqueville Trust:

                           AGAINST                   ABSTAIN
                             |_|                       |_|

     2. Vote on the Proposal to Amend the Articles of Incorporation to allow a vote of a majority of voting shares to remove and replace directors:

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

     3. Vote on the Proposal to terminate all plans formed under Rule 12b-1 of the Investment Company Act of 1940:

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

     4. Removal of Current Board members. The Advisor seeks to remove the following individuals as Board members. If no direction is given this Proxy will be voted in favor of the removal of these individuals:

To remove James Armstrong and L. Greg Ferrone as Board members

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

WITHHOLD AUTHORITY TO VOTE       FOR ALL EXCEPT
          |_|                         |_|

To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

--------------------

     5. Election of Board members. The following individuals seeking election as Board members solicit this Proxy. If no direction is given this Proxy will be voted in favor of the election of these individuals:

To elect The Hon. Alfred Toker, Robert Parks, Christian Dan Jensen, William M. Taliaferro, and Robert Brandt as Board members

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

WITHHOLD AUTHORITY TO VOTE       FOR ALL EXCEPT
          |_|                         |_|

To withhold authority to vote, mark "For all except" and write the individual's name(s) on the line below.

--------------------

     6. In the event the Meeting does not take place promptly, to permit the proxy holders to take all action in the name of the Shareholders or the Secretary as appropriate under applicable law to (a) cause the Meeting to take place and (b) cause the Proposals to be presented at the Meeting.

     FOR                   AGAINST                   ABSTAIN
     |_|                     |_|                       |_|

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

  ---Detach card at perforation and mail in postage paid envelope provided---

                             FUNDAMENTAL FUNDS, INC.
                               NEW YORK MUNI FUND
                                      PROXY

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE REPLACEMENT OF BOARD MEMBERS.

Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.

x____________________________

x____________________________

Dated:___________________, 1998